UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-05984

                         The New Ireland Fund, Inc.

(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                                         Boston, MA 02108

(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                             Boston, MA 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code:   508 871 8500

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

April 30, 2013

“Cover photograph - Titanic “Museum” Belfast, Co. Antrim

Provided courtesy of Tourism Ireland”

Letter to Shareholders

Dear Shareholder,

Before getting into the economy and the performance of the Fund itself, on behalf of the Board, we would like to sympathize with the family of George Moore, one of our Directors, who recently passed away. George served on the Board for a number of years and had always been a strong contributor to the Fund’s operations. He will be sadly missed. In addition, another of our Directors, Denis Kelleher, did not stand for re-election at the recent Shareholder Meeting. Denis served on the Board for more than 20 years and his guidance and wonderful contributions over those years are very much appreciated.

Introduction

Over the first six months of the Fund’s fiscal year, there has been worthwhile progress across parts of Europe, and while there are still significant problems in a number of the countries, Ireland’s performance continues to move in the right direction. As may be seen below, this is reflected in the forecast of stronger Irish GDP growth for the whole of 2013 and the attainment of the targets agreed with the Troika (the IMF, EU and the ECB). The unemployment figures have also been moving in the right direction, although it will be a considerable time before they get back to a fully acceptable level.

With the Irish Stock Market (“ISEQ”) strongly outperforming the broad European Index over recent moths, the ISEQ has been doing very well and this, together with a strong performance of particular stock picks, is reflected in the increase of the Fund’s Net Asset Value (“NAV”) over recent times. For the first six months of the fiscal year, in U.S. Dollar terms, the NAV increased by 24.0% and by 28.1% over the twelve month period to the end of April.

The Board of the Fund continues to review the Discount Management Program and is currently examining alternative strategies, which hopefully will have a positive impact on the Discount itself.

Performance

Over the most recent fiscal quarter, the Fund’s NAV increased by 6.8% as compared to the ISEQ, which returned 6.6% over the period. For the first six months of the fiscal year, the Fund’s NAV increased by 24.0% as compared to an increase of 23.3% in the ISEQ over the same period. For the 12 months ending April 30, 2013 the Fund’s NAV increased by 28.1% compared to the index return of 22.5%, an out-performance of almost 6%.

Over the most recent quarter, the ISEQ strongly outperformed the broad European Index - the Euro Stoxx 50 - by 8% and both indices are broadly in line with each other over the 12 month period. The relative performance versus the S&P 500 benchmark shows the ISEQ mildly underperforming over 3 months (6.6% vs 7.2%) and outperforming it by almost 6% over the last 12 months. In addition, over the most recent three months, currency movements were slightly

*	All returns are quoted in U.S. Dollars unless otherwise stated

negative for the Fund with the US dollar, versus the Euro, strengthening by over 3%, thereby detracting from investor returns in US$ terms.

The strong returns were driven by a combination of a better macro outlook for 2013 and investors’ increased appetite for risk assets. Global equity markets bottomed approximately four years ago, during March 2009, and since then - despite the persistent macro worries and crisis headlines - they have posted strong returns. The S&P 500 index bottomed in March 2009 and has since returned over 130%, recently hitting new all-time highs. Of course, it is important to note that the rise has not been in a straight line and there have been about a dozen falls of 5% or more along the way, including two that saw falls of more than 10%. Throughout that period there have been persistent predictions and highlighting of “doom and gloom”. Ireland has been a strong performer in this environment as highlighted by the strong returns for both the Fund and the ISEQ index above.

The Irish stock market was reflected in some very strong stock movements over the quarter. For example, companies such as Glanbia, Grafton Group and Bank of Ireland were strong contributors to the performance of the Fund. By contrast, stocks such as Kenmare Resources, C&C Group and TVC Holdings did not perform well over the same period.

The Fund continued to implement the Share Repurchase Program and over the first six months of the current fiscal year, the Fund repurchased and retired 122,026 shares at a cost of $1.15 million. These repurchases represent a reduction of 2.35% of the shares outstanding at October 31, 2012, and they positively impacted the Fund’s NAV by 3 cents per share.

Irish Economic Review

GDP statistics released during the period were mildly disappointing at headline level, showing a 0.8% quarter over quarter decline in GNP and an unchanged level of GDP, for Q4 2012. However, consumer spending rose for the second consecutive quarter, and capital investment fell only fractionally after a huge gain in the previous quarter, showing that the recovery is broadening out beyond the export sector. For 2012 as a whole, GDP rose 0.9% and GNP rose by 3.4%.

For 2013, the Central Bank of Ireland is forecasting GDP to rise by 1.2%, while the private sector consensus is for a very similar rate of 1.3%, although both are slightly lower than the forecasts over recent quarters. The export sector is the driver behind the forecasted growth and the Central Bank of Ireland (“CBI”) estimates that the export sector will grow by about 2.5% in 2013, while domestic demand is expected to grow only very slightly.

Retail sales in Ireland have been quite weak, despite some anecdotal evidence to the contrary. Total retail sales fell in every month from November, 2012 to March, 2013 taking the year-on-year growth rate down to 3.6%. However, looking at retail sales, excluding auto sales, the pattern was somewhat more positive.

Consumer confidence remains volatile, and, indeed, it is difficult to see much correlation between reported consumer confidence and changes in retail sales. However, it was noticeable that there was a sharp dip in consumer confidence in December, followed by a strong recovery in January. This seems likely to have been due to the new austerity measures in the December budget, including cuts in income tax credits and the introduction of a new property tax.

Business confidence, as measured by the Purchasing Manager Index (PMI) for the manufacturing sector, fell below the “neutral” level of 50 in March, and again in April, which was disappointing, and somewhat difficult to understand, given that it had remained reasonably strong for much of 2012. Most likely this is due to the weakness of Ireland’s largest trading partners, the UK and the Eurozone.

There continues to be a steady, but mild, downward trend in unemployment, as measured by the “live register”. The number of unemployed based on this measure has fallen from a peak of 449,000 in August of 2011 to 427,000 in April of this year. Broadly speaking, the actual unemployment rate has not declined to the same extent, and still stands at a very high level of 14.0% (down from a peak of 14.9%). As, in Ireland, unemployment is a key driver of mortgage delinquencies, it is also a very closely watched indicator for those analyzing the condition of the banking sector.

The headline rate of inflation has been trending downwards in recent months. A year ago the rate stood at 1.9%, but in April 2013 (the last available data point) the rate had fallen to 0.5%. The Harmonized Index of Consumer Prices (“HICP”) inflation rate (the common measure of inflation used by all EU countries, which among other things excludes the impact of mortgage interest rates) is higher, at 0.6%. The CBI is forecasting 1.4% for headline inflation in 2013, while the private sector consensus is lower, at 1.2%. The domestic economy is generating very little upwards price pressure, with inflation generally arising from imported goods and services.

Demand for credit from businesses, and households, continues to remain depressed. The annual rate of change in loans to households was down by 4.1% in March. Lending for house purchases was 1.7% lower on an annual basis in March (a fractional improvement), whereas lending to the non-financial corporate sector declined by 4.1% over the same period. As the Irish economy is growing at only a very moderate pace, and as financial institutions are continuing to shrink their balance sheets, private sector credit growth is likely to continue to be weak in the near term.

The government deficit was just under €15bn or 11.1% of GDP in 2012, while the “General Government Balance”, a standardized EU measure of the deficit, was 7.6% of GDP, well ahead of the 8.6% target agreed with the EU/IMF/ECB Troika of lenders, and down significantly from the 9.3% outturn for 2011. The 7.5% target for 2013 thus does not look very onerous. The Irish debt/GDP ratio stood at an estimated 118% at the end of 2012, which was higher than the 93% eurozone average.

On February 7, 2013 the Government reached agreement with the CBI and the ECB to convert approximately €25bn of “promissory notes”, which were due to be repaid by installments over the next ten years, to very long-term government bonds due to be repaid over an average of 34 years. While the technical details are complex, this amounted to a very significant reduction in the present day value of the debt, and has significantly reduced the borrowing requirement of the State over the next decade. This was a positive development and makes it significantly more likely that Ireland can successfully exit the “Troika” program towards the end of this year. Looking ahead, most forecasters expect the deficit target to be met, reasonably comfortably, this year. The agreement to refinance the promissory notes has, for technical reasons, no large benefit in the 2013 calendar year, but government revenue and expenditure figures so far this year indicate that the government should be able to reach the target without the need for any significant extra austerity measures.

Equity Market Review

Summary statistics for the most recent quarter and the last 6 months are detailed below:

	Quarter Ended April 30, 2013		6 Months ended April 30, 2013

	Local Currency	US$	Local Currency	US$
Irish Equities (ISEQ)	9.8%	6.6%	21.2%	23.3%

US equities (S&P 500)	7.2%	7.2%	14.4%	14.4%
US Equities (NASDAQ)	6.3%	6.3%	12.6%	12.6%
UK Equities (FTSE 100)	3.7%	1.8%	13.2%	9.4%
Japanese Equities (Topix)	25.1%	17.2%	58.6%	30.2%

Dow Jones Eurostoxx 50	1.4%	-1.5%	10.0%	11.9%
German Equities (DAX)	1.8%	-1.2%	9.0%	10.9%
French Equities (CAC 40)	3.8%	0.8%	13.4%	15.4%
Dutch Equities (AEX)	0.2%	-2.7%	7.7%	9.6%

Note-Indices are total gross return

Major stock capital moves over the Quarter to April 30, 2013 (in USD terms)

Strongest		Weakest
Glanbia	+20%	Kenmare Resources	-22%
Grafton Group	+20%	C&C Group	-5%
Severn Trent	+15%	TVC Holdings	-4%
Bank Of Ireland	+15%	IFG Group	+1%
Kerry Group	+13%	CRH Plc	+2%

Against the background of a strong market return, as shown above, there were some notable winners and losers during the quarter. An underlying theme supporting many of the top performers was exposure to the domestic Irish economy with Grafton Group and Bank of Ireland performing well.

In March, Glanbia announced record profits with EPS up 22% and beating analyst forecasts. The company also gave positive guidance for 2013 which has since led to further analyst upgrades. A particular driver within the results is the company’s Global nutritional division. The stock has responded very positively to the update.

Kerry Group delivered excellent FY12 results that demonstrated the strong defensive growth nature of its business model, while at the same time being an innovative leader in the global food ingredients sector. The company’s guidance is for continued growth for its business both organically, in new regions of Emerging markets and through further merger & acquisition activity. The company has also successfully widened its shareholder base over recent years which has been a positive for its share price.

Kenmare Resources fell on concerns of slowing commodity demand in China, while C&C Group and TVC Holdings were also on the negative side.

Market Outlook:

Ireland has continued to perform strongly on all fronts. From a macro perspective the economy has clearly bottomed and is improving at an overall GDP level. The government is delivering on its reform promises and Ireland remains on target for the IMF program exit. The Irish stock market and bond markets have responded accordingly with very strong returns delivered over recent quarters.

The strong gains in the Irish equity market over recent quarters leave equity valuations in aggregate at a small discount to fair value. Because of this, it is believed that the equity market is not cheap anymore but the view is that profits will continue to grow in 2013 and on into 2014/2015. This earnings growth, combined with attractive dividend payments, continues to offer an attractive total return potential for investors. However, with no significant valuation cushion remaining, it is absolutely crucial that companies deliver the future profit growth expected from them. For the next stage of the cycle, it is believed that any meaningful earnings “misses” would be heavily punished by investors.

Based on the above, the Irish market continues to be seen as very attractive for the active stock picker. The Fund’s portfolio itself comprises a list of attractive stock picks that can be categorized under various headings or themes, which includes companies with strong franchises and stocks with good dividend yields, as well as attractive food stocks, and companies with strong balance sheets leveraged to a recovery in the domestic economy.

Sincerely,

Peter J. Hooper	Sean Hawkshaw
Chairman	Director & President
June 20, 2013	June 20, 2013

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual (b)	Cumulative	Average Annual (b)
Six Months	16.18	16.18	23.96	23.96
One Year	26.17	26.17	28.10	28.10
Three Year	39.26	11.67	37.26	11.13
Five Year	-18.93	-4.11	-15.99	-3.42
Ten Year	142.19	9.25	122.22	8.31

Per Share Information and Returns

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	Six Months Ended April 30, 2013
Net Asset Value ($)	16.29	20.74	24.36	32.55	30.95	10.18	8.20	7.70	8.45	9.59	11.90
Income Dividends ($)	—	(0.09)	(0.03)	(0.16)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)	—
Capital Gains
Other Distributions ($)	—	—	—	(1.77)	(2.40)	(4.86)	(2.76)	—	—	—	—
Total Net Asset Value Return (%) (a)(b)	47.55	28.14	17.51	45.97	2.88	-58.62	26.91	-6.10	10.69	13.82	23.96

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (“the Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 22.
(b)	Periods less than one year are not annualized.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of April 30, 2013

(Percentage of Net Assets) (unaudited)

Top 10 Holdings by Issuer as of April 30, 2013 (unaudited)

Holding	Sector	% of Net Assets
Ryanair Holdings PLC	Transportation	14.76%
CRH PLC	Construction and Building Materials	10.80%
Kerry Group PLC, Series A	Food and Beverages	10.19%
Aryzta AG	Food and Agriculture	8.34%
Bank of Ireland (The)	Financial	4.77%
Paddy Power PLC	Leisure and Hotels	4.25%
Irish Continental Group PLC	Transportation	4.14%
Kingspan Group PLC	Construction and Building Materials	3.84%
Dragon Oil PLC	Energy	3.77%
Smurfit Kappa Group PLC	Forest Products and Paper	3.72%

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited)

April 30, 2013	Shares	Value (U.S.) (Note A)

COMMON STOCKS (98.55%)
COMMON STOCKS OF IRISH COMPANIES (95.76%)

Agricultural Operations (2.94%)
Origin Enterprises PLC	281,194	$1,760,939

Business Services (2.94%)
DCC PLC	48,106	1,762,513

Business Support Services (3.17%)
CPL Resources PLC	285,169	1,898,621

Construction and Building Materials (16.70%)
CRH PLC	300,432	6,466,123
Grafton Group PLC-UTS	177,767	1,237,690
Kingspan Group PLC	190,074	2,298,180

		10,001,993

Diversified Financial Services (4.41%)
FBD Holdings PLC	129,854	2,111,733
IFG Group PLC	55,036	101,583
TVC Holdings PLC*	385,973	427,445

		2,640,761

Energy (3.77%)
Dragon Oil PLC	232,276	2,259,983

Financial (4.77%)
Bank of Ireland (The)*	12,829,084	2,858,426

Food and Agriculture (8.34%)
Aryzta AG	80,488	4,992,698

Food and Beverages (15.78%)
C&C Group PLC	269,779	1,678,783
Glanbia PLC	49,757	665,832
Kerry Group PLC, Series A	103,053	6,101,664
Total Produce PLC	1,091,757	1,004,676

		9,450,955

Forest Products and Paper (3.72%)
Smurfit Kappa Group PLC	149,920	2,227,553

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2013	Shares	Value (U.S.) (Note A)

COMMON STOCKS (continued)

Health Care Services (2.17%)
Elan Corp. PLC-Sponsored ADR*	110,956	$1,298,185

Leisure and Hotels (4.25%)
Paddy Power PLC	30,211	2,547,125

Mining (1.81%)
Kenmare Resources PLC*	2,627,445	1,084,233

Transportation (20.99%)
Aer Lingus Group PLC*	686,793	1,251,349
Irish Continental Group PLC	90,747	2,476,550
Ryanair Holdings PLC	911,868	7,083,359
Ryanair Holdings PLC-Sponsored ADR	40,511	1,755,747

		12,567,005

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $39,738,160)		57,350,990

COMMON STOCKS OF UNITED KINGDOM COMPANIES (2.79%)

Utilities (2.79%)
Severn Trent PLC	58,940	1,670,476

TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES (Cost $1,460,679)		1,670,476

TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT (Cost $41,198,839)		$59,021,466

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2013	Face Value	Value (U.S.) (Note A)
COMMON STOCKS (continued)
FOREIGN CURRENCY ON DEPOSIT (0.29%) Euro	€129,843	$171,184

TOTAL FOREIGN CURRENCY ON DEPOSIT (Cost $167,063)**		171,184

TOTAL INVESTMENTS (98.84%) (Cost $41,365,902)		59,192,650
OTHER ASSETS AND LIABILITIES (1.16%)		694,132

NET ASSETS (100.00%)		$59,886,782

*		Non-income producing security.
**		Foreign currency held on deposit at JPMorgan Chase & Co.
ADR	–	American Depositary Receipt traded in U.S. dollars.
UTS	–	Units

The Inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of April 30, 2013 is as follows (See Note A – Security Valuation and Fair Value Measurements in the Notes to Financial Statements):

	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input

Investments in Securities*†	$59,021,466	$59,021,466	$—	$—

*	See Portfolio Holdings detail for country breakout.
†	Total Investments exclude Foreign Currency on Deposit and Other Assets.

At the end of the period ended April 30, 2013, an investment with a total aggregate value of $427,445 was transferred from Level 2 to Level 1 because the security traded on the last day of the quarter.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2013

ASSETS:
Investments at value (Cost $41,198,839) See accompanying schedule	U.S.	$59,021,466
Cash		426,903
Foreign currency (Cost $167,063)		171,184
Dividends receivable		432,561
Prepaid expenses		74,602

Total Assets		60,126,716

LIABILITIES:
Printing fees payable		55,620
Accrued legal fees payable		47,021
Investment advisory fee payable (Note B)		31,266
Accrued audit fees payable		19,713
Custodian fees payable (Note B)		27,228
Administration fee payable (Note B)		10,667
Directors’ fees and expenses		20,155
Accrued expenses and other payables		28,264

Total Liabilities		239,934

NET ASSETS	U.S.	$59,886,782

AT APRIL 30, 2013 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,034,322 Shares	U.S.	$50,343
Additional Paid-in Capital		51,902,802
Undistributed Net Investment Income		157,776
Accumulated Net Realized Loss		(10,056,187)
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		17,832,048

TOTAL NET ASSETS	U.S.	$59,886,782

NET ASSET VALUE PER SHARE (Applicable to 5,034,322 outstanding shares)
(authorized 20,000,000 shares)
(U.S. $59,886,782 ÷ 5,034,322)	U.S.	$11.90

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

			For the Six Months Ended April 30, 2013 (unaudited)

INVESTMENT INCOME
Dividends		U.S.	$1,087,915

TOTAL INVESTMENT INCOME			1,087,915

EXPENSES
Investment advisory fee (Note B)	$176,323
Directors’ fees	111,735
Legal fees	53,381
Administration fee (Note B)	64,076
Printing and mailing expenses	35,746
Compliance fees	35,839
Insurance premiums	26,982
Audit fees	20,413
Custodian fees (Note B)	13,014
Other	64,812

TOTAL EXPENSES			602,321

NET INVESTMENT INCOME		U.S.	$485,594

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain on:
Securities transactions	3,024,044
Foreign currency transactions	13,013

Net realized gain on investments and foreign currency during the period			3,037,057

Net change in unrealized appreciation of:
Securities	8,039,059
Foreign currency and net other assets	8,863

Net unrealized appreciation of investments and foreign currency during the period			8,047,922

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY			11,084,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		U.S.	$11,570,573

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Changes in Net Assets

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31, 2012

Net investment income/(loss)	U.S.	$485,594	U.S.	$(198,048)
Net realized gain on investments and foreign currency transactions		3,037,057		2,827,384
Net unrealized appreciation of investments, foreign currency holdings and net other assets		8,047,922		2,816,333

Net increase in net assets resulting from operations		11,570,573		5,445,669

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		—		(127,802)

Total distributions		—		(127,802)

CAPITAL SHARE TRANSACTIONS:
Value of 122,026 and 316,714 shares repurchased, respectively (Note F)		(1,151,984)		(2,444,590)
Value of 0 and 924,000 shares, respectively, in connection with a Tender Offer (Note F)		—		(7,475,160)
Value of 0 and 631 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		—		4,379

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		(1,151,984)		(9,915,371)

Total Increase/(decrease) in net assets		10,418,589		(4,597,504)

NET ASSETS
Beginning of period		49,468,193		54,065,697

End of period (Including accumulated/undistributed net investment income/(loss) of $157,776 and $(327,818), respectively)	U.S.	$59,886,782	U.S.	$49,468,193

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

	Six Months Ended April 30, 2013 (unaudited)			Year Ended October 31,
				2012		2011		2010	2009	2008

Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$9.59		$8.45		$7.70		$8.20	$10.18	$30.95

Net Investment Income/(Loss)		0.09		(0.04)		0.01		0.05	(0.06)	0.34
Net Realized and Unrealized Gain/(Loss) on Investments		2.19		1.11		0.76		(0.61)	1.23	(15.77)

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		2.28		1.07		0.77		(0.56)	1.17	(15.43)

Distributions to Shareholders from:
Net Investment Income		—		(0.02)		(0.06)		—	(0.33)	(0.36)
Net Realized Gains		—		—		—		—	(2.76)	(4.86)

Total from Distributions		—		(0.02)		(0.06)		—	(3.09)	(5.22)

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.03	††††††	0.09	†††††	0.04	††††	0.06 †††	(0.06)††	(0.12)†

Net Asset Value, End of Period	U.S.	$11.90		$9.59		$8.45		$7.70	$8.20	$10.18

Share Price, End of Period	U.S.	$10.27		$8.84		$7.61		$6.51	$7.09	$8.95

Total NAV Investment Return (a)		23.96%	*	13.82%		10.69%		(6.10)%	26.91%	(58.62)%

Total Market Investment Return (b)		16.18%	*	16.50%		17.91%		(8.18)%	25.06%	(61.20)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	U.S.	$59,887		$49,468		$54,066		$51,428	$57,786	$50,896
Ratio of Net Investment Income/(Loss) to Average Net Assets		1.78%	**	(0.39)%		0.15%		0.69%	(0.87)%	1.67%
Ratio of Operating Expenses to Average Net Assets		2.20%	**	2.66%		2.22%		2.02%	2.65%	1.56%
Portfolio Turnover Rate		15%	*	21%		23%		11%	16%	21%

(a)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(b)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
†	Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.
††	Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.
†††	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
††††	Amount represents $0.04 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
†††††	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.
††††††	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
*	Periods less than one year are not annualized.
**	Annualized.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited)

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund’s assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund’s investments as of April 30, 2013 is included with the Fund’s Portfolio of Investments.

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Dividends and Distributions to Stockholders: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years (October 31, 2013, 2012, 2011 and 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-Interactive Data Corp. (“FT-IDC”) each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have been terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2013.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU No. 2011-11 requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

In June 2013, FASB issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd. (“KBII”). Effective July 21, 2011, under the Investment Advisory Agreement, the Fund paid a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the six months ended April 30, 2013, the Fund incurred expenses of U.S. $64,076 in administration fees to BNY Mellon.

The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund’s assets. During the six months ended April 30, 2013, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $13,014.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the six months ended April 30, 2013 excluding U.S. government and short-term investments, aggregated U.S. $7,981,185 and U.S. $9,252,606, respectively.

D. Components of Distributable Earnings:

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$(10,912,824)	$(327,818)	$—	$—	$7,603,706

As of October 31, 2012, the Fund had a capital loss carryforward of $10,912,824, which will expire on October 31, 2018. During the year ended October 31, 2012 $2,851,085 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of April 30, 2013 were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation on Foreign Currency	Net Unrealized Appreciation
$41,198,839	$19,483,000	$(1,660,373)	$17,822,627	$9,421	$17,832,048

E. Common Stock:

For the six months ended April 30, 2013, the Fund issued no shares in connection with stock distribution. For the year ended October 31, 2012, the Fund issued 631 shares in connection with stock distribution in the amount of $4,379.

F. Share Repurchase Program:

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended April 30, 2013, the Fund repurchased 122,026 (2.37% of the shares outstanding at October 31, 2012) of its shares for a total cost of $1,151,984, at an average discount of 11.62% of net asset value.

For the year ended October 31, 2012, the Fund repurchased 316,714 (4.95% of the shares outstanding at October 31, 2011) of its shares for a total cost of $2,444,590, at an average discount of 12.52% of net asset value. In addition the Fund had a tender offer of 924,000 (14.4% of the shares outstanding at October 31, 2011) of its shares for a total cost of $7,475,160, at an average discount of 2.06% of net asset value.

G. Market Concentration:

Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs;

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent event.

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“New York Stock Exchange”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant

Additional Information (unaudited) (continued)

may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Additional Information (unaudited) (continued)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

The New Ireland Fund, Inc.

Directors and Officers*

Peter J. Hooper	– Chairman of the Board
Sean Hawkshaw	– Director and President
David Dempsey	– Director
Margaret Duffy	– Director
Lelia Long	– Treasurer
Bryan Deering**	– Assistant Treasurer
Vincenzo Scarduzio	– Secretary
Salvatore Faia	– Chief Compliance Officer

Principal Investment Adviser

Kleinwort Benson Investors

International Ltd.

One Rockefeller Plaza - 32nd Floor

New York, NY 10020

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

JPMorgan Chase & Co.

North America Investment Services

3 Metro Tech - 7th Floor

Brooklyn, New York 11245

Shareholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o BNY Mellon Center

One Boston Place

201 Washington Street

34th Floor

Boston, Massachusetts 02109

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Website address:

www.newirelandfund.com

*	Denis Kelleher served as Director until June 4, 2013 and George Moore served as Director until May 22, 2013.
**	Bryan Deering replaced Colleen Cummings as Assistant Treasurer effective June 5, 2013.

IR-SAR 4/13

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 1 2012 to November 30 2012	10,600	8.6272	10,600	505,035
December 1 2012 to December 31 2012	31,100	8.8937	31,100	473,935
January 1 2013 to January 31 2013	40,950	9.5442	40,950	432,985
February 1 2013 to February 28 2013	30,350	9.9593	30,350	402,635
March 1 2013 to March 31 2013	9,026	10.0644	9,026	393,609
April 1 2013 to April 30 2013	0	0	0	393,609
Total	122,026	9.4405	122,026	393,609

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced : February 2000
b.	The dollar amount (or share or unit amount) approved : 10% of shares outstanding as of 10/31/2012
c.	The expiration date (if any) of each plan or program : None
d.	Each plan or program that has expired during the period covered by the table : None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases : None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The New Ireland Fund, Inc.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	06.17.2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	06.17.2013

By (Signature and Title)*	/s/ Lelia Long
Lelia Long, Treasurer
(principal financial officer)

Date	06.17.2013

* Print the name and title of each signing officer under his or her signature.